UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2014

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed in a Current Report on Form 8-K filed by the Company on June 6, 2014, effective as of December 31, 2014, H.E. “Scott” Wolfe retired as the Company’s Chief Executive and was succeeded by Jeffrey A. Rogers. Mr. Wolfe continues to serve as a director of the Company, and he will be compensated in accordance with director compensation policies previously adopted by the Company’s board of directors for non-employee directors.

Item 8.01	OTHER EVENTS.

On December 31, 2014, 36,542 shares of restricted stock previously granted to H.E. “Scott” Wolfe pursuant to the Company’s Stock Incentive Plan vested automatically upon Mr. Wolfe’s retirement, in accordance with the terms of the Plan. Previously, on December 20, 2014, the third anniversary date of the original restricted stock grant, an additional 18,270 shares of restricted stock vested to Mr. Wolfe, along with 8,221 shares that vested to other award recipients. Aggregate compensation cost for the 63,033 shares of restricted stock that vested to all Plan participants, including Mr. Wolfe, totaled $1.0 million for the fiscal quarter ended December 31, 2014.

Effective on December 31, 2014, the Company executed a plan to reduce the number of its subsidiaries, re-naming and re-branding our principal surviving operating subsidiaries to emphasize the first word in the Company’s name, “Universal.” The organizational streamlining plan included the statutory merger of certain subsidiaries, along with the transfer of certain business units between subsidiaries and the concurrent implementation of a common general ledger system. The plan was undertaken to enhance marketing and customer attraction efforts, while reducing legal entity accounting, tax and regulatory compliance requirements and enhancing internal administrative effectiveness. See Exhibit 99.1 for a list of Universal’s principal subsidiaries as of December 31, 2014.

On January 7, 2015, the Company issued a press release titled “Jeff Rogers Succeeds Scott Wolfe as Universal Truckload Service’s Chief Executive Officer.” A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Principal subsidiaries of Universal Truckload Services, Inc.

99.2	Press Release dated January 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: January 7, 2015	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer